                         NOTICE OF GUARANTEED DELIVERY

                    OFFER TO EXCHANGE ALL OF THE OUTSTANDING
                      9.000% SENIOR SECURED NOTES DUE 2008
                                      FOR
                      9.000% SENIOR SECURED NOTES DUE 2008
                  REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF

                                 BARNEY'S, INC.

     This form or one substantially equivalent hereto must be used by registered holders of outstanding 9.000% Senior Secured Notes due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount at maturity of 9.000% Senior Secured Notes due 2008 that have been registered under the Securities Act of 1933, as amended (collectively, the "Registered Notes"),
pursuant to the exchange offer described in the prospectus dated August   , 2003
(the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wilmington Trust Company (the "Exchange Agent") prior to 12:00 midnight, New York City time, on
the night of September   , 2003. This Notice of Guaranteed Delivery may be
delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

       By Registered or Certified Mail:                By Hand or Overnight Courier:
            DC-1615 Reorg Services                     Corporate Trust Reorg Services
                P.O. Box 8861                             1100 North Market Street
       Wilmington, Delaware 19899-8861                Wilmington, Delaware 19890-1615
            Attention: Aubrey Rosa                         Attention: Aubrey Rosa

                                 By Facsimile:
                                 (302) 636-4145
                             Attention: Aubrey Rosa

                        (For Eligible Institutions Only)

                                 By Telephone:
                                 (302) 636-6472

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to Barney's, Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PRINCIPAL AMOUNT
                                                     NAME AND ADDRESS OF REGISTERED   CERTIFICATE NUMBER(S)   AT MATURITY OF
                                                     HOLDER AS IT APPEARS ON THE OLD      FOR OLD NOTES          OLD NOTES
             NAME OF TENDERING HOLDER                     NOTES (PLEASE PRINT)              TENDERED             TENDERED
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                PLEASE SIGN HERE


X ------------------------------------------------------------ X ------------------------------------------------------------

X ------------------------------------------------------------ X ------------------------------------------------------------

X ------------------------------------------------------------ X ------------------------------------------------------------
            SIGNATURE(S) OF OWNER                                      DATE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

[ ]  The Depository Trust Company
    (Check if Old Notes will be tendered by book-entry transfer)

Account
Number:-----------------------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:                                   ----------------------------------------
  ----------------------------------------      (AUTHORIZED SIGNATURE)
Address:                                        Title:
  ----------------------------------------      ----------------------------------------
----------------------------------------        Name:
                                                ----------------------------------------
(ZIP CODE)                                      (PLEASE TYPE OR PRINT)
----------------------------------------        Date:
                                                ----------------------------------------
AREA CODE AND TELEPHONE NO.

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3